                 AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

    AMENDMENT NO. 1, DATED AS OF JULY 30, 1997 (THE "AMENDMENT") TO STOCK PURCHASE AGREEMENT, dated as of June 20, 1997 (the "Agreement") by and among Suiza Foods Corporation, a Delaware corporation (the "Buyer"), Garelick Farms, Inc., a Massachusetts corporation ("Garelick"), Fairdale Farms, Inc., a Vermont corporation ("Fairdale"), Grant's Dairy, Inc., a Maine corporation ("Grant's"), Miscoe Springs, Inc., a Massachusetts corporation ("Miscoe," and together with Fairdale, Garelick and Grant's, the "Fluids Companies"), Plastics Management Group, LLC, a Massachusetts Limited Liability Company, Marlborough Plastics, Inc., a Massachusetts corporation, Maine Plastics, Inc., a Maine corporation, First Capital Plastics, Inc., a Pennsylvania corporation, Sherman Plastics, Inc. a Texas corporation, New Jersey Plastics Inc., a New Jersey corporation, Illinois Plastics, Inc., an Illinois corporation, Allentown Plastics Inc., a Pennsylvania corporation, Kentwood Plastics, Inc., a Louisiana corporation, Franklin Plastics, Inc., a Massachusetts corporation, Richmond Container, Inc., a Virginia corporation, North Carolina Plastics, Inc., a North Carolina corporation, Florida Plastics, Inc., a Florida corporation, Chester County Container Corporation, a Pennsylvania corporation, Atlanta Container, Inc., a Georgia corporation, Ohio State Plastics, Inc., an Ohio corporation and Middlesex Plastics, Inc., a Connecticut corporation (collectively, the "Plastics Companies" and together with the Fluids Companies, the "Companies") and the parties whose names are set forth on EXHIBIT A attached hereto (the "Sellers").

    WHEREAS, the parties hereto desire to modify certain terms and conditions of the Agreement as specifically set forth in this Amendment;

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    A.   AMENDMENTS TO THE AGREEMENT.

    1. The second "WHEREAS" clause in the preamble of the Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof the following:

              "WHEREAS, the Sellers desire to sell to the Buyer, and the Buyer desires to purchase from the Sellers, all of the issued and outstanding Common Stock and limited liability company interests of each of the Companies other than Miscoe, and pursuant to the Agreement and Plan of Merger referred to herein, the Buyer will acquire all of the issued and outstanding Common Stock of Miscoe;"

    2. Section 1.02(a) of the Agreement is hereby amended (i) by deleting the following:

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         "set forth on EXHIBIT A hereto, constituting all of the issued and outstanding Common Stock and limited liability company interests of the Companies"

         and inserting in lieu thereof the following:

         "set forth on EXHIBIT A hereto (other than the shares of Miscoe set forth on EXHIBIT A hereto), constituting all of the issued and outstanding Common Stock and limited liability company interests of the Companies (other than Miscoe)"

         and (ii) by deleting "446,100" and inserting in lieu thereof
         "148,700".

    3. Section 1.02(d) of the Agreement is hereby amended by adding after the first sentence thereof the following sentence:

         "The March 31, 1997 balance sheet shall exclude from current assets an aggregate of $1,193,160 of loans made to shareholders of the Companies or their affiliates".

    4. Section 1.02(g) of the Agreement is hereby amended by inserting after the semicolon that precedes "Estimated Expansion Capex" therein the following:

         ", plus actual out-of-pocket expenses incurred by the Sellers and their affiliates in connection with the purchase of such real property, the transfer of such real property to its current owner, and the transfer of such property by its current owner to Fairdale, which expenses shall not exceed $30,000 in the aggregate".

    5. Section 1.03 of the Agreement is hereby amended by deleting therefrom the following:

         ", (ii) deliver 297,400 shares Buyer Common Stock having the benefit of the provisions of the Buyer Equityholders Agreement (as hereinafter defined) as unrestricted shares thereunder and (iii)"

         and inserting in lieu thereof "and (ii))".

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6.  The following shall be added as a new Article IA to the Agreement:

                                 "ARTICLE IA

                     MISCOE AGREEMENT AND PLAN OF MERGER

         Miscoe, the Buyer and Miscoe Springs Acquisition Corp., a newly formed subsidiary of the Buyer, have entered into an Agreement and Plan of Merger, dated as of July 31, 1997 (the "Miscoe Merger Agreement"), pursuant to which a wholly-owned subsidiary of the Buyer shall be merged with and into Miscoe, with Miscoe the surviving entity in such merger. In connection with such merger, the outstanding Shares of Miscoe shall be converted into 297,400 shares of the Buyer Common Stock and Miscoe shall become a wholly-owned subsidiary of the Buyer. The representations, warranties and covenants of the parties to this Agreement have been made in contemplation of the Miscoe Merger Agreement and the transactions contemplated thereby."

    7. Section 2.01 of the Agreement is hereby amended by deleting the fourth sentence thereof in its entirety and inserting in lieu thereof the following:

         "Upon the sale of the Shares of the Companies (other than Miscoe) to the Buyer at Closing pursuant to this Agreement, the Sellers will transfer to the Buyer the entire legal and beneficial interest in all such Shares, free and clear of any Encumbrances by or through the Sellers."

    8. Section 3.08(a)(ix) of the Agreement is hereby amended by deleting therefrom the following:

         "; and"

         and inserting in lieu thereof the following:

         ", other than agreements entered into in the ordinary course of business; and"

    9. Section 6.01 of the Agreement is hereby amended by adding as a new subparagraph (g), and Section 6.02 of the Agreement is hereby amended by adding as a new subparagraph (m), the following:

         "The merger contemplated by the Miscoe Merger Agreement shall have become effective simultaneously with the Closing hereunder."

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    10.  The Agreement is hereby amended by deleting EXHIBIT A thereto in its entirety and inserting in lieu thereof the EXHIBIT A attached hereto.

    11. Section 2.01 of the Disclosure Schedule is hereby amended by deleting therefrom "none" and inserting in lieu thereof "The Miscoe Merger Agreement".

    12. Section 3.08 of the Disclosure Schedule is hereby amended by inserting after Item VIII.9. the following:

         "Pursuant to Garelick's redemption of shares of capital stock from Ronnie Bernon, Garelick is obligated to pay to Ms. Bernon following the Closing of the transactions contemplated hereby a contingent redemption price of $900,000 (which shall reduce Adjusted Working Capital for purposes of determining the purchase price pursuant to
         Article I of the Agreement)."

    13. The Agreement (including the Exhibits and Schedules thereto, as well as all closing documents necessary for the consummation of the transactions contemplated by the Agreement), is hereby amended by deleting therefrom all references to "Middlesex Container" and inserting in lieu of each reference thereto "Middlesex Plastics".

    B. RATIFICATION, ETC. Except as otherwise expressly set forth herein, all terms and conditions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect. Except as expressly set forth herein, nothing herein shall be construed to be an amendment or a waiver of any requirements of the Agreement. All references in the Agreement to the Agreement shall, from and after the date hereof, be deemed to be references to the Agreement as amended by this Amendment.

    C. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

    D. GOVERNING LAW. This Amendment shall be governed by the laws of The Commonwealth of Massachusetts (regardless of the laws that might otherwise govern under applicable Massachusetts principles of conflict of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

                        * * * * * * * * * * * * * * *

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    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal to be effective as of the date first above written.

BUYER:

                            SUIZA FOODS CORPORATION

                            By: /s/ Gregg L. Engles
                                -------------------------------------
                                Name:   Gregg L. Engles
                                Title:  Chairman of the Board and
                                        Chief Executive Officer

                            FLUIDS COMPANIES:

                            GARELICK FARMS, INC.

                            By:  /s/ Peter M. Bernon
                                -------------------------------------

                            FAIRDALE FARMS, INC.

                            By:  /s/ Peter M. Bernon
                                -------------------------------------

                            GRANT'S DAIRY, INC.

                            By:  /s/ Peter M. Bernon
                                -------------------------------------

                            MISCOE SPRINGS, INC.

                            By:  /s/ Peter M. Bernon
                                -------------------------------------

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                            PLASTICS COMPANIES:

                            PLASTICS MANAGEMENT GROUP,
                            LLC, a Massachusetts Limited Liability
                            Company,

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            MARLBOROUGH PLASTICS, INC.

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            MAINE PLASTICS, INC. a Maine Corporation

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            FIRST CAPITAL PLASTICS, INC., a
                            Pennsylvania Corporation

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            SHERMAN PLASTICS, INC., a Texas
                            Corporation

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            NEW JERSEY PLASTICS, INC., a New
                            Jersey Corporation

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

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                            ILLINOIS PLASTICS, INC., an Illinois Corporation

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            ALLENTOWN PLASTICS INC., a Pennsylvania Corporation

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            KENTWOOD PLASTICS, INC., a Louisiana Corporation

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            FRANKLIN PLASTICS, INC.

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            RICHMOND CONTAINER, INC., a Virginia Corporation

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            NORTH CAROLINA PLASTICS, INC., a
                            North Carolina Corporation

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

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                            FLORIDA PLASTICS, INC., a Florida Corporation

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            CHESTER COUNTY CONTAINER
                            CORPORATION, a Pennsylvania
                            Corporation

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            ATLANTA CONTAINER, INC.

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            OHIO STATE PLASTICS, INC.

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            MIDDLESEX PLASTICS, INC.

                            By:  /s/ Alan J. Bernon
                                -------------------------------------

                            SELLERS:

                            /s/ Peter M. Bernon
                            ----------------------------------------------
                            Peter M. Bernon

                            /s/ Alan J. Bernon
                            ----------------------------------------------
                            Alan J. Bernon

                            QSST FOR THE BENEFIT OF JACQUELINE BERNON

                            /s/ Peter M. Bernon
                            ----------------------------------------------
                            By:                         , Trustee

                            /s/ Alan J. Bernon
                            ----------------------------------------------
                            By:                         , Trustee

                            /s/ Jonathan R. Bernon
                            ----------------------------------------------
                            By:                         , Trustee

                            QSST FOR THE BENEFIT OF ALEXANDER BERNON

                            /s/ Drew P. Kaplan
                            ----------------------------------------------
                            By:                          , Trustee

                            /s/ Alan J. Bernon
                            ----------------------------------------------
                            By:                          , Trustee

                            /s/ Jonathan R. Bernon
                            ----------------------------------------------
                            By:                          , Trustee

                            QSST FOR THE BENEFIT OF DAVID BERNON

                            /s/ Drew P. Kaplan
                            ----------------------------------------------
                            By:                             , Trustee

                            /s/ Alan J. Bernon
                            ----------------------------------------------
                            By:                             , Trustee

                            /s/ Jonathan R. Bernon
                            ----------------------------------------------
                            By:                             , Trustee


                            QSST FOR THE BENEFIT OF PAUL BERNON

                            /s/ Drew P. Kaplan
                            ----------------------------------------------
                            By:                             , Trustee

                            /s/ Alan J. Bernon
                            ----------------------------------------------
                            By:                             , Trustee

                            /s/ Jonathan R. Bernon
                            ----------------------------------------------
                            By:                             , Trustee


                            QSST FOR THE BENEFIT OF CHARLES BERNON

                            /s/ Drew P. Kaplan
                            ----------------------------------------------
                            By:                             , Trustee

                            /s/ Alan J. Bernon
                            ----------------------------------------------
                            By:                             , Trustee

                            /s/ Jonathan R. Bernon
                            ----------------------------------------------
                            By:                             , Trustee



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